SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 27, 2004

BUFFETS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE		22-3754018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 BUFFET WAY EAGAN, MINNESOTA	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 994-8608

NOT APPLICABLE

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
Item 901c. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 2.02. Results of Operation and Financial Condition

     On August 27, 2004, Buffets Holdings, Inc., issued a press release announcing its results for the fiscal year ended June 30, 2004. The press release also reports same store sales guidance for the first quarter of 2005. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this filing.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Buffets Holdings, Inc.’s actual results are identified in the “Risk Factors” and “Forward-Looking Statements” sections contained in our registration statement on Form S-4 filed with the Securities and Exchange Commission on July 14, 2004.

Item 901c. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 Press Release of Buffets Holdings, Inc., dated August 27, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 27, 2004
BUFFETS HOLDINGS, INC.
	By:	/s/ R. Michael Andrews, Jr.
		Name:	R. Michael Andrews, Jr.
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Buffets Holdings, Inc., dated August 27, 2004.